UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3274	FLORIDA POWER CORPORATION d/b/a Progress Energy Florida, Inc. 299 First Avenue North St. Petersburg, Florida 33701 Telephone: (727) 820-5151 State of Incorporation: Florida	59-0247770

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – REGULATION FD

Item 7.01  Regulation FD Disclosure.

On January 19, 2010, Progress Energy, Inc. issued a press release narrowing its 2009 ongoing earnings guidance to the range of $3.00 to $3.05 per share and announcing ongoing earnings guidance for 2010 of $2.85 to $3.05 per share.  A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K under this Item 7.01, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 8 – OTHER EVENTS

Item 8.01  Other Events.

On January 11, 2010, the Florida Public Service Commission (“FPSC”) ruled with respect to the request by Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”) to increase base rates.  PEF filed its request on March 20, 2009 and requested that the rates become effective on January 1, 2010.

In general, PEF had requested new base rates to provide $500 million of incremental annual revenue requirements.  The FPSC’s ruling will produce only $132 million of incremental annual revenues which represents the rate increase that was approved and effective July 2009 for repowering the Bartow plant.  The differences between PEF’s requested incremental revenues and those granted by the FPSC is a function of several factors, including among other things: 1) PEF had proposed rates based on a return on equity of 12.54% and the FPSC granted rates based on a return on equity of 10.5%; 2) the FPSC granted rates based on projected annual depreciation expense that is approximately $119 million lower than the amount requested by PEF; and 3) the FPSC’s ruling incorporates projected annual operating and maintenance costs that are approximately $77 million lower than the operating and maintenance cost requested by PEF and the elimination of $15 million of annual storm reserve accrual.

The company is studying its options relating to future regulatory actions and evaluating initiatives to decrease O&M and capital expenditures in the near term.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)        EXHIBITS.

99.1	Press Release dated January 19, 2010, with respect to ongoing earnings guidance for 2009 and 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. and FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary Progress Energy, Inc. Assistant Secretary Florida Power Corporation d/b/a Progress Energy Florida, Inc.

Date: January 20, 2010

INDEX TO EXHIBITS

Exhibit No.                                Description

99.1	Press Release dated January 19, 2010, with respect to ongoing earnings guidance for 2009 and 2010.